EXCHANGE LICENSING AGREEMENT

This Agreement is entered into as of this second day of February 2026 (the "Effective Date"), by and between:

- **Torch LLC**, a Georgia limited liability company, with its principal business address at 1050 Crown Pointe Parkway, Suite 500, Atlanta, GA 30338 ("Torch" or "Licensor"); and
- **Forge Atlanta Asset Management, LLC**, a Georgia limited liability company, or its designated Special Purpose Vehicle ("FAAM/SPV" or "Licensee").

Each may be referred to as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, Torch operates a proprietary technology exchange designed to support the regulated tokenization of real-world assets using blockchain infrastructure, including deployment on the Ethereum blockchain and compliance with ERC-3643 security token standards (the "Platform"), and;

WHEREAS, FAAM/SPV is the developer and asset manager of the Forge Atlanta Development Project (the "Project"), and seeks to tokenize a portion of its economic interests in the Project, and;

WHEREAS, the grant of the license provides Torch with significant economic benefit, and;

WHEREAS, FAAM/SPV desires to grant Torch a limited, conditional license to issue ERC-3643 compliant Real-World Asset (RWA) tokens through the Platform, subject at all times to full regulatory compliance, and;

WHEREAS, FAAM/SPV acknowledges that it shall act as the issuer of the RWA tokens and shall bear sole responsibility for SEC registration, exemption, and disclosure obligations, and;

NOW, THEREFORE, the Parties agree as follows:

I. DEFINITIONS

A. "RWA Tokens" – ERC-3643 compliant blockchain-based digital securities representing fractionalized economic interests in the Project.

B. "Primary Market" – Torch's issuance infrastructure for offering tokens to registered and verified (accredited) investors.

C. "Secondary Market" – Torch's peer-to-peer trading environment for compliant resale and purchase of circulating tokens.

D. "Regulatory Approval" – All required registrations, qualifications, exemptions, or effectiveness determinations from the SEC or applicable state/foreign authorities.

II. REGULATION REQUIREMENT STATEMENT

The Parties acknowledge and agree that:

A. **FAAM/SPV (Issuer)** shall be solely responsible for SEC compliance of the offering, including registration or exemption, preparation and filing of offering documents, and disclosure of material information.

B. **Torch (Platform)** shall be responsible for technical and operational compliance, including ERC-3643 smart contract enforcement, KYC/AML verification, accreditation checks, transaction restrictions, and maintenance of the Primary and Secondary Markets.

C. Liability is allocated such that FAAM/SPV bears responsibility for regulatory misrepresentation or offering violations, while Torch bears responsibility for infrastructure failures or compliance enforcement lapses.

III. GRANT OF LICENSE

FAAM/SPV grants Torch a non-exclusive, non-transferable, revocable, and conditional license to:

A. issue ERC-3643 compliant RWA tokens representing fractionalized economic interests in the Project;

B. offer such tokens exclusively through Torch's Primary Market to registered and verified (accredited) investors;

C. enable compliant peer-to-peer resale and purchase of circulating tokens via Torch's Secondary Market; and

D. utilize Torch's compliance framework, custody integrations, and transaction tracking systems.

E. Torch may promote the FAAM/SPV RWA tokens within its own framework, publications and press releases with prior approval by FAAM/SPV.

F. Torch agrees to pay FAAM/SPV 3% of the total tokenization in cash or cash equivalents within twelve months of the execution of this agreement for the rights to list the RWA tokens.

IV. REGULATORY CONDITIONS

A. FAAM/SPV shall be solely responsible for ensuring SEC registration or valid exemption of the offering.

B. Torch shall enforce compliance technically through ERC-3643 smart contracts,

accreditation verification, KYC/AML procedures, and transaction restrictions.

C. FAAM/SPV may suspend Torch's license if regulatory approval lapses or if FAAM/SPV fails to comply with securities law obligations.

V. EXCHANGE & SMART CONTRACT GOVERNANCE

A. Tokens must be deployed using ERC-3643 standards with compliance logic enforced by Torch's infrastructure.

B. Torch shall maintain the authoritative ledger of token issuance, transfers, and ownership.

C. Torch retains rights to implement technical upgrades for compliance or security, with notice to FAAM/SPV.

VI. MARKETING & INVESTOR MATERIALS

A. FAAM/SPV must prepare offering documents and investor communications in compliance with SEC requirements.

B. Torch shall review and approve all materials for alignment with exchange compliance standards.

C. FAAM/SPV shall not imply guaranteed returns, liquidity, or SEC approval prior to receipt, nor refer to RWA tokens as "coins."

VII. NO INVESTMENT ADVICE

A. Torch does not provide investment, legal, tax, or accounting advice.

B. All participants must rely on their own advisors and on final offering documents.

VIII. FEES & ECONOMICS

A. Any exchange fees or revenue participation shall be governed by a separate written addendum approved by both Parties.

B. No compensation is implied by this Agreement.

IX. COMPLIANCE & INDEMNIFICATION

A. FAAM/SPV indemnifies Torch against claims arising from inaccurate disclosures, misrepresentation, or regulatory violations in offering documents.

B. Torch indemnifies FAAM/SPV against claims arising from technical failures,

compliance enforcement lapses, or exchange misrepresentations.

C. All indemnities provided under this Agreement are expressly subject to, and limited by, the Terms of Service of the Torch Platform.

X. TERM & TERMINATION

A. Torch may terminate the license upon breach of compliance, regulatory violations, or misuse of the Platform.

B. FAAM/SPV may terminate upon failure of Torch to maintain infrastructure or compliance standards.

XI. GOVERNING LAW

A. This Agreement shall be governed by the laws of the State of Georgia.

XII. ENTIRE AGREEMENT

A. This Agreement constitutes the entire agreement between the Parties and supersedes all prior discussions.

SIGNATURES

Torch, LLC

By: ____________________
Name: Eric McClendon
Title: Founder / CEO

Date: February 3, 2026

Forge Atlanta Asset Management, LLC

By: Ricardo Haynes
Name: Ricardo Haynes
Title: President / Managing Member

Date: February 3, 2026